UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
Krispy Kreme Doughnuts, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

May 23, 2007

To Our Shareholders:

       We have previously sent to you proxy material for the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. (the “Company”) to be held on Monday, June 4, 2007 (the “Annual Meeting”). Among the items on the agenda is an amendment to our 2000 Stock Incentive Plan (the “Plan”) that would extend the term of the Plan by two years to June 30, 2012 and remove the Plan’s sublimit on the number of shares that may be issued under the Plan in connection with awards of stock appreciation rights, restricted stock, common stock and performance unit awards.

       We strongly urge you to vote FOR Item 2, approval of the amendment to the Plan, as well as all other items on the agenda. In connection with the removal of the sublimit on the number of shares that may be issued under the Plan, it is important to note that the Company’s Compensation Committee, in its continuing review of the Company’s compensation arrangements (including an evaluation of its long-term incentive compensation), has recently placed a greater emphasis on awards of restricted stock than had been done in the past. As a result, the Company determined that, although an increase in the overall number of shares that may be issued under the Plan was not needed, removing the sublimit on the number of shares that may be issued under the Plan in connection with awards of stock appreciation rights, restricted stock, common stock and performance unit awards was warranted. Since approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast, your vote at the upcoming Annual Meeting is important, no matter how many or how few shares you own. In addition, even if you voted at our prior annual meeting in January 2007, please note that this is a new meeting and your vote again is very important.

       You can vote your shares by signing, dating and mailing the previously provided proxy card (an additional copy of which is enclosed for your convenience), by telephone or electronically through the Internet. If you do attend the Annual Meeting and wish to vote in person, you may revoke your proxy at any time.

Sincerely,

DARYL G. BREWSTER
President and Chief Executive Officer

Krispy Kreme Doughnuts, Inc. Annual Meeting To Be Held On 06/04/07 For Holders As Of 04/04/07 *Issuer Confirmation Copy - Info Only*		Krispy Kreme Doughnuts, Inc. 06/04/07

This form is provided for informational purposes only. Please do not use it for voting purposes.		f Fold and detach here
Directors		Directors (Mark “X” for only one box)
Directors Recommend: A vote for election of		☐ For all nominees
the following nominees:		☐ Withhold all nominees
1 - 01- Daryl G. Brewster*, 02 - Lynn Crump-Caine*, 03 - Robert S. McCoy, Jr.*, 04 - Charles A. Blixt**, 05 - C. Stephen Lynn**		☐ Withhold authority to vote for any individual nominee. Write number(s) of nominee(s) below.

Use number only ______________________

Proposal(s)	Directors Recommend
2 *- The approval of the amendments to the Company’s 2000 Stock Incentive Plan described in the accompanying proxy statement.	FOR	☐ For ☐ Against ☐ Abstain	Please indicate your proposal selection by firmly placing an “X” in the appropriate numbered box with blue or black ink

See Voting Instruction No. 4 on reverse
3 - The ratification of the appointment of Pricewater-houseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending February 3, 2008.	FOR	☐ For ☐ Against ☐ Abstain

*Note* Such other business as may properly come before the meeting or any adjournment thereof.		Place an “X” here if you plan to attend and vote your shares at the meeting ☐

* Class II Directors		Broadridge
** Class III Directors		51 Mercedes Way
Edgewood, NY 11717

Krispy Kreme Doughnuts, Inc.
370 Knollwood Street
Winston-Salem, NC 27103
Attn: Michael Phalen
Materials Election
As of July 1, 2007, SEC rules permit companies to send you a notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.
f Fold and detach here
____________________ /__ /__
Signature(s) Date

VOTING INSTRUCTIONS

TO OUR CLIENTS:

     We have been requested to forward to you the enclosed proxy material relative to securities held by us in your account but not registered in your name. Only we as the holder of record can vote such securities. We shall be pleased to vote your securities in accordance with your wishes, if you will execute the form and return it to us promptly in the enclosed business reply envelope. It is understood that if you sign without otherwise marking the form your securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

     For this meeting, the extent of our authority to vote your securities in the absence of your instructions can be determined by referring to the applicable voting instruction number indicated on the face of your form.

     For margin accounts, in the event your securities have been loaned over record date, the number of shares we vote on your behalf has been or can be adjusted downward.

INSTRUCTION 1

     If your securities are held by a broker who is a member of the New York Stock Exchange (NYSE), the rules of the NYSE will guide the voting procedures. These rules provide that if instructions are not received from you prior to the issuance of the first vote, the proxy may be given at discretion of your broker (on the tenth day, if the material was mailed at least 15 days prior to the meeting date, on the fifteenth day if the proxy material was mailed 25 days or more prior to the meeting date). In order for your broker to exercise this discretionary authority, proxy material would need to have been mailed at least 15 days prior to the meeting date, and the matter(s) before the meeting must be deemed “routine” in nature according to NYSE guidelines. If these two requirements are met, and you have not communicated to us prior to the first vote being issued, we may vote your securities at our discretion on these matter(s) . We will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.

     If your securities are held by a bank, your shares cannot be voted without your specific instructions.

INSTRUCTION 2

     If your securities are held by a broker who is a member of the New York Stock Exchange (NYSE), the rules of the NYSE will guide the voting procedures. We wish to call your attention to the fact that for this meeting under the rules of the NYSE, we cannot vote your securities on one or more of the matters to be acted upon at the meeting without your specific instructions. These rules provide that if instructions are not received from you prior to the issuance of the first vote, the proxy for one or more of the matters may be given at the discretion of your broker (on the tenth day, if the material was mailed at least 15 days prior to the meeting, on the fifteenth day if the proxy material was mailed 25 days or more prior to the meeting date). In order for your broker to exercise this discretionary authority for one or more of the matters, proxy material would need to have been mailed at least 15 days prior to the meeting date, and the matter(s) before the meeting must be deemed “routine” in nature according to the NYSE guidelines. If these two requirements are met, and you have not communicated to us prior to the first vote being issued, we may vote your securities at our discretion on one or more of the matters to be acted upon at the meeting. We will nevertheless follow your instructions, even if our discretionary vote has already been given on those matters, provided your instructions are received prior to the meeting date.

     If your securities are held in the name of a bank, we require your instructions on all matters to be voted on at the meeting.

INSTRUCTION 3

     In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Please date, sign and return your voting instructions to us promptly in the return envelope provided.

INSTRUCTION 4

     We have previously sent you proxy soliciting material pertaining to the meeting of shareholders of the company indicated.

     According to our latest records, we have not as yet received your voting instruction on the matter(s) to be considered at this meeting and the Company has requested us to communicate with you in an endeavor to have your securities voted.

Proxy Services P.O. Box 9138 Farmingdale, NY 11735-9585
P.O. Box 9138